UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported):
April 4, 2016 (March 30, 2016)

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MAGNUM HUNTER RESOURCES CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32997 (Commission File Number)	86-0879278 (I.R.S. Employer Identification Number)
909 Lake Carolyn Parkway, Suite 600
Irving, Texas 75039
(Address of principal executive offices, including zip code)
(832) 369-6986
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.

As previously reported by Magnum Hunter Resources Corporation (the “Company”) in a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on December 15, 2015, on December 15, 2015, the Company and certain of its subsidiaries each filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) jointly administered under the caption In re Magnum Hunter Resources Corporation, et al., Case No. 15-12533 (KG) (the “Chapter 11 Cases”).

As previously reported in a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on December 21, 2015, in connection with the Chapter 11 Cases, on December 17, 2015, the Company entered into a Debtor in Possession Credit Agreement (the “DIP Credit Agreement”) by and among the Company, as borrower, the Lenders (as defined in the DIP Credit Agreement) and Cantor Fitzgerald Securities, as administrative agent for the Lenders and as collateral agent.

In accordance with the affirmative covenants of the DIP Credit Agreement, on March 30, 2016 the Company provided to the Lenders its audited consolidated balance sheets as of December 31, 2015 and 2014 and the related statements of operations, comprehensive loss, shareholders’ equity and cash flows for the years ended December 31, 2015, 2014, and 2013 as reported on by an independent registered accounting firm. A copy of the audited consolidated financial statements described above is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information included in this Current Report on Form 8-K under Item 7.01 and Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that Section, unless the registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.
The following consolidated financial statements of Magnum Hunter Resources Corporation are attached as Exhibit 99.1 to this Current Report on Form 8-K:
Report of Independent Registered Public Accounting Firm
Consolidated Balance Sheet at December 31, 2015 and 2014
Consolidated Statements of Operations for the years ended December 31, 2015, 2014, and 2013
Consolidated Statements of Comprehensive Loss for the years ended December 31, 2015, 2014, and 2013
Consolidated Statements of Shareholders’ Equity for the years ended December 31, 2015, 2014, and 2013
Consolidated Statements of Cash Flows for the years ended December 31, 2015, 2014, and 2013
Notes to the Consolidated Financial Statements

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNUM HUNTER RESOURCES CORPORATION

Date: April 4, 2016	/s/ Gary C. Evans
Gary C. Evans,
Chairman and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Consolidated financial statements of Magnum Hunter Resources Corporation as of December 31, 2015 and 2014 and for the years ended December 31, 2015, 2014, and 2013.